UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 28, 2006

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(Date of earliest event reported)

SMART-TEK SOLUTIONS INC.

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(Exact name of registrant as specified in its charter)

            Nevada                   000-29895                98-0206542

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(State or other jurisdiction of      Commission            (I.R.S. Employer

incorporation or organization)       File Number          Identification No.)

433 Town Center Suite 316

Corte Madera, CA 94925

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(Address of principal offices, including Zip Code)

(415) 738-8887

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(Registrant's telephone number, including area code)

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(Former name or Former Address, if Changed Since Last Report)

SECTION 8 – OTHER EVENTS

Item 8.01. Other Events

On March 28, 2006, the Registrant issued a press release announcing its plans to expand into the United States with its RTAC-PM bird flu monitoring system.

On March 28, 2006, the Registrant also issued a press release announcing its subsidiary has been awarded the security/surveillance contract for The Vine project.  The value of the contract is in excess of $150,000.

The foregoing description is qualified in its entirety by reference to the Registrant’s Press Releases dated March 28, 2006, copies of which is attached hereto as Exhibits 99.1 and 99.2.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(a)   Financial Statements of business acquired.        Not applicable

(b)   Pro forma financial information.                        Not applicable

(c)   Exhibits

Exhibit 99.1     United States expansion Press Release of Registrant dated March 28, 2006

Exhibit 99.2     The Vine project Press Release of Registrant dated March 28, 2006

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Smart-tek Solutions Inc.

By: /s/ Denis Gallant

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  Secretary

Date:  March 28, 2006